AMENDMENT TO PROCUREMENT AND DISBURSEMENT AND BILLING AND
                          COLLECTION SERVICES AGREEMENT

THIS AMENDMENT ("Amendment"), effective as of January 15, 2014 (the "Effective
Date"), amends the Procurement and Disbursement and Billing and Collection
Services Agreement effective December 20, 2007 (the "Agreement"), by and between
CUNA Mutual Insurance Society, now known as, CMFG LIFE INSURANCE COMPANY ("CUNA
Mutual") and its subsidiaries and affiliates (collectively, "Company"), and is entered into by CUNA Mutual, Company, CUNA Mutual Holding Company, CUNA Mutual
Financial Group, Inc., TruStage Insurance Agency, LLC, CUMIS Vermont, Inc.
(formerly known as CUMIS Bermuda Ltd.), CMFG Life Vermont, Inc., CUNA Mutual
Management Services, LLC, CUNA Mutual Global Holdings, Inc., and CUMIS Mortgage
Reinsurance Company.

WHEREAS, this Amendment is fully incorporated into the Agreement; capitalized terms used in this Amendment, and not otherwise defined herein, will have the meanings set forth in the Agreement; and

WHEREAS, a number of wholly-owned direct and indirect subsidiaries and affiliates of CUNA Mutual were formed; and

WHEREAS, such entities wish to become parties to the Agreement;

NOW, THEREFORE, in consideration of the responsibilities respectively assumed by the parties under the terms and conditions of the Agreement, the parties hereto intending to be legally bound hereby agree that the provisions of this Amendment shall control the terms and conditions of the Agreement to the extent set forth herein:

     1.  Effective their respective dates of incorporation, TruStage Insurance
         Agency, LLC, CUMIS Vermont, Inc.  (formerly known as CUMIS Bermuda
         Ltd.), CMFG Life Vermont, Inc., CUNA Mutual Management Services, LLC,
         CUNA Mutual International Holdings, Ltd., CUNA Mutual International
         Finance, Ltd., CUNA Mutual Global Holdings, Inc., and CUMIS Mortgage
         Reinsurance Company each agree to become a party to the Agreement, each as a Subsidiary (as defined in the Agreement), and accept all applicable terms and conditions of the Agreement, and shall be bound by all of the obligations and entitled to the rights of a Company thereunder.

     2. The following new Section 19 is inserted and fully incorporated into the Agreement:

         "If during a fiscal year CUNA Mutual or any Company acquires or organizes another wholly-owned entity that is intended to be included as a party to this Agreement, then such entity shall join in and be bound as a Company to this Agreement."

     3.  Schedule A is hereby amended and replaced with the following new
         Schedule A. All references to Schedule A in the Agreement shall be deemed a reference to the Schedule A attached hereto.

All other terms and conditions of the Agreement not materially affected by this Amendment shall remain in full force and effect.

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

IN WITNESS WHEREOF, the parties have caused this Amendment to the Procurement and Disbursement and Billing and Collection Services Agreement to be executed by their duly-authorized representatives on the Effective Date set forth above.

COMPANY
CMFG Life Insurance Company

/s/ Robert N. Trunzo
---------------------------------------------
BY: Robert N. Trunzo
    -----------------------------------------

TITLE: President & Chief Executive Officer
       --------------------------------------

COMPANY
CUMIS Specialty Insurance Company, Inc.


---------------------------------------------
BY: James M. Power
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
MEMBERS Capital Advisors, Inc.


---------------------------------------------
BY: David P. Marks
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
CUNA Mutual Financial Group, Inc.


---------------------------------------------
BY: David P. Marks
    -----------------------------------------

TITLE: EVP, Chief Investment Officer
       --------------------------------------

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

IN WITNESS WHEREOF, the parties have caused this Amendment to the Procurement and Disbursement and Billing and Collection Services Agreement to be executed by their duly-authorized representatives on the Effective Date set forth above.

COMPANY
CMFG Life Insurance Company


---------------------------------------------
BY: Robert N.Trunzo
    -----------------------------------------

TITLE: President & Chief Executive Officer
       --------------------------------------

COMPANY
CUMIS Specialty Insurance Company, Inc.

/s/ James M. Power
---------------------------------------------
BY: James M. Power
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
MEMBERS Capital Advisors, Inc.


---------------------------------------------
BY: David P. Marks
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
CUNA Mutual Financial Group, Inc.


---------------------------------------------
BY: David P. Marks
    -----------------------------------------

TITLE: EVP, Chief Investment Officer
       --------------------------------------

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

IN WITNESS WHEREOF, the parties have caused this Amendment to the Procurement and Disbursement and Billing and Collection Services Agreement to be executed by their duly-authorized representatives on the Effective Date set forth above.

COMPANY
CMFG Life Insurance Company


---------------------------------------------
BY: Robert N.Trunzo
    -----------------------------------------

TITLE: President & Chief Executive Officer
       --------------------------------------

COMPANY
CUMIS Specialty Insurance Company, Inc.


---------------------------------------------
BY: James M. Power
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
MEMBERS Capital Advisors, Inc.

/s/ David P. Marks
---------------------------------------------
BY: David P. Marks
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
CUNA Mutual Financial Group, Inc.

/s/ David P. Marks
---------------------------------------------
BY: David P. Marks
    -----------------------------------------

TITLE: EVP, Chief Investment Officer
       --------------------------------------

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

COMPANY
CUMIS Insurance Society, Inc.

/s/ Michael T. Defnet
---------------------------------------------
BY: Michael T. Defnet
    -----------------------------------------

TITLE: SVP, Sales
       --------------------------------------

COMPANY
MEMBERS Life Insurance Company


---------------------------------------------
BY: Timothy Graham
    -----------------------------------------

TITLE: SVP, Business Finance
       --------------------------------------

COMPANY
CMFG Life Vermont, Inc.


---------------------------------------------
BY: Christopher J. Copeland
    -----------------------------------------

TITLE: SVP, Chief Risk Officer
       --------------------------------------

COMPANY
CUNA Mutual Insurance Agency, Inc.


---------------------------------------------
BY: John H. Wallace
    -----------------------------------------

TITLE: President
       --------------------------------------

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

COMPANY
CUMIS Insurance Society, Inc.


---------------------------------------------
BY: Michael T. Defnet
    -----------------------------------------

TITLE: SVP, Sales
       --------------------------------------

COMPANY
MEMBERS Life Insurance Company

/s/ Timothy Graham
---------------------------------------------
BY: Timothy Graham
    -----------------------------------------

TITLE: SVP, Business Finance
       --------------------------------------

COMPANY
CMFG Life Vermont, Inc.


---------------------------------------------
BY: Christopher J. Copeland
    -----------------------------------------

TITLE: SVP, Chief Risk Officer
       --------------------------------------

COMPANY
CUNA Mutual Insurance Agency, Inc.


---------------------------------------------
BY: John H. Wallace
    -----------------------------------------

TITLE: President
       --------------------------------------

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

COMPANY
CUMIS Insurance Society, Inc.


---------------------------------------------
BY: Michael T. Defnet
    -----------------------------------------

TITLE: SVP, Sales
       --------------------------------------

COMPANY
MEMBERS Life Insurance Company


---------------------------------------------
BY: Timothy Graham
    -----------------------------------------

TITLE: SVP, Business Finance
       --------------------------------------

COMPANY
CMFG Life Vermont, Inc.

/s/ Christopher J. Copeland
---------------------------------------------
BY: Christopher J. Copeland

TITLE: SVP, Chief Risk Officer
       --------------------------------------

COMPANY
CUNA Mutual Insurance Agency, Inc.


---------------------------------------------
BY: John H. Wallace
    -----------------------------------------

TITLE: President
       --------------------------------------

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

COMPANY
CUMIS Insurance Society, Inc.


---------------------------------------------
BY: Michael T. Defnet
    -----------------------------------------

TITLE: SVP, Sales
       --------------------------------------

COMPANY
MEMBERS Life Insurance Company


---------------------------------------------
BY: Timothy Graham
    -----------------------------------------

TITLE: SVP, Business Finance
       --------------------------------------

COMPANY
CMFG Life Vermont, Inc.


---------------------------------------------
BY: Christopher J. Copeland
    -----------------------------------------

TITLE: SVP, Chief Risk Officer
       --------------------------------------

COMPANY
CUNA Mutual Insurance Agency, Inc.

/s/ John H. Wallace
---------------------------------------------
BY: John H. Wallace
    -----------------------------------------

TITLE: President
       --------------------------------------

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

COMPANY
CUNA Mutual Investment Corporation

/s/ Alastair C. Shore
---------------------------------------------
BY: Alastair C. Shore
    -----------------------------------------

TITLE: EVP, Chief Financial Officer
       --------------------------------------

COMPANY
CMG Student Lending Services, LLC
BY: CMFG Life Insurance Company, its sole member

/s/ Alastair C. Shore
---------------------------------------------
BY: Alastair C. Shore
    -----------------------------------------

TITLE: EVP, Chief Financial Officer
       --------------------------------------

COMPANY
CUNA Brokerage Services, Inc.


---------------------------------------------
BY: James H. Metz
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
CUMIS Vermont, Inc.


---------------------------------------------
BY: Thomas J. Merfeld
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
TruStage Insurance Agency, LLC


---------------------------------------------
BY: Susan M. Sachatello
    -----------------------------------------

TITLE: SVP, Direct to Consumer
       --------------------------------------

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

COMPANY
CUNA Mutual Investment Corporation


---------------------------------------------
BY: Alastair C. Shore
    -----------------------------------------

TITLE: EVP, Chief Financial Officer
       --------------------------------------

COMPANY
CMG Student Lending Services, LLC
BY: CMFG Life Insurance Company, its sole member


---------------------------------------------
BY: Alastair C. Shore
    -----------------------------------------

TITLE: EVP, Chief Financial Officer
       --------------------------------------

COMPANY
CUNA Brokerage Services, Inc.

/s/ James H. Metz
---------------------------------------------
BY: James H. Metz
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
CUMIS Vermont, Inc.


---------------------------------------------
BY: Thomas J. Merfeld
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
TruStage Insurance Agency, LLC


---------------------------------------------
BY: Susan M. Sachatello
    -----------------------------------------

TITLE: SVP, Direct to Consumer
       --------------------------------------

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

COMPANY
CUNA Mutual Investment Corporation


---------------------------------------------
BY: Alastair C. Shore
    -----------------------------------------

TITLE: EVP, Chief Financial Officer
       --------------------------------------

COMPANY
CMG Student Lending Services, LLC
BY: CMFG Life Insurance Company, its sole member


---------------------------------------------
BY: Alastair C. Shore
    -----------------------------------------

TITLE: EVP, Chief Financial Officer
       --------------------------------------

COMPANY
CUNA Brokerage Services, Inc.


---------------------------------------------
BY: James H. Metz
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
CUMIS Vermont, Inc.

/s/ Thomas J. Merfeld
---------------------------------------------
BY: Thomas J. Merfeld
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
TruStage Insurance Agency, LLC


---------------------------------------------
BY: Susan M. Sachatello
    -----------------------------------------

TITLE: SVP, Direct to Consumer
       --------------------------------------

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(C)CUNA Mutual Group. All Rights Reserved.    -4-


COMPANY
CUNA Mutual Investment Corporation


---------------------------------------------
BY: Alastair C. Shore
    -----------------------------------------

TITLE: EVP, Chief Financial Officer
       --------------------------------------

COMPANY
CMG Student Lending Services, LLC
BY: CMFG Life Insurance Company, its sole member


---------------------------------------------
BY: Alastair C. Shore
    -----------------------------------------

TITLE: EVP, Chief Financial Officer
       --------------------------------------

COMPANY
CUNA Brokerage Services, Inc.


---------------------------------------------
BY: James H. Metz
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
CUMIS Vermont, Inc.


---------------------------------------------
BY: Thomas J. Merfeld
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
TruStage Insurance Agency, LLC

/s/ Susan M. Sachatello
---------------------------------------------
BY: Susan M. Sachatello
    -----------------------------------------

TITLE: SVP, Direct to Consumer
       --------------------------------------

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(C)CUNA Mutual Group. All Rights Reserved.    -4-
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

COMPANY
CUNA Mutual Management Services, LLC

/s/ Stephen W. Koslow
---------------------------------------------
BY: Stephen W. Koslow
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
International Commons, Inc.

/s/ Stephen W. Koslow
---------------------------------------------
BY: Stephen W. Koslow
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
CPI Qualified Plan Consultants, Inc.


---------------------------------------------
BY: Paul Chong
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
CUMIS Mortgage Reinsurance Company


---------------------------------------------
BY: Sean Dilweg
    -----------------------------------------

TITLE: President
       --------------------------------------

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

COMPANY
CUNA Mutual Management Services, LLC


---------------------------------------------
BY: Stephen W. Koslow
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
International Commons, Inc.


---------------------------------------------
BY: Stephen W. Koslow
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
CPI Qualified Plan Consultants, Inc.

/s/ Paul Chong
---------------------------------------------
BY: Paul Chong
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
CUMIS Mortgage Reinsurance Company


---------------------------------------------
BY: Sean Dilweg
    -----------------------------------------

TITLE: President
       --------------------------------------

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


COMPANY
CUNA Mutual Management Services, LLC


---------------------------------------------
BY: Stephen W. Koslow
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
International Commons, Inc.


---------------------------------------------
BY: Stephen W. Koslow
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
CPI Qualified Plan Consultants, Inc.


---------------------------------------------
BY: Paul Chong
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
CUMIS Mortgage Reinsurance Company

/s/ Sean Dilweg
---------------------------------------------
BY: Sean Dilweg
    -----------------------------------------

TITLE: President
       --------------------------------------

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(C)CUNA Mutual Group. All Rights Reserved.    -5-


COMPANY
CUNA Mutual International Finance, Ltd.

/s/ Brian J. Borakove
---------------------------------------------
BY: Brian J. Borakove
    -----------------------------------------

TITLE: Treasurer
       --------------------------------------

COMPANY
CUNA Mutual Global Holdings, Inc.


---------------------------------------------
BY: Michael R. Celichowski
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
CUNA Mutual International Holdings, Ltd.


---------------------------------------------
BY: Michael R. Celichowski
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
CUNA Mutual Holding Company Political Action Committee
BY: CMFG Life Insurance Company, its sole member


---------------------------------------------
BY: Christopher P. Roe
    -----------------------------------------

TITLE: Treasurer
       --------------------------------------

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

COMPANY
CUNA Mutual International Finance, Ltd.


---------------------------------------------
BY: Brian J. Borakove
    -----------------------------------------

TITLE: Treasurer
       --------------------------------------

COMPANY
CUNA Mutual Global Holdings, Inc.

/s/ Michael R. Celichowski
---------------------------------------------
BY: Michael R. Celichowski
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
CUNA Mutual International Holdings, Ltd.

/s/ Michael R. Celichowski
---------------------------------------------
BY: Michael R. Celichowski
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
CUNA Mutual Holding Company Political Action Committee
BY: CMFG Life Insurance Company, its sole member


---------------------------------------------
BY: Christopher P. Roe
    -----------------------------------------

TITLE: Treasurer
       --------------------------------------

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


COMPANY
CUNA Mutual International Finance, Ltd.


---------------------------------------------
BY: Brian J. Borakove
    -----------------------------------------

TITLE: Treasurer
       --------------------------------------

COMPANY
CUNA Mutual Global Holdings, Inc.


---------------------------------------------
BY: Michael R. Celichowski
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
CUNA Mutual International Holdings, Ltd.


---------------------------------------------
BY: Michael R. Celichowski
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
CUNA Mutual Holding Company Political Action Committee
BY: CMFG Life Insurance Company, its sole member

/s/ Christopher P. Roe
---------------------------------------------
BY: Christopher P. Roe
    -----------------------------------------

TITLE: Treasurer
       --------------------------------------

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(C)CUNA Mutual Group. All Rights Reserved.    -6-

COMPANY
CUNA Mutual Group Foundation, Inc.

/s/ Faye A. Patzner
---------------------------------------------
BY: Faye A. Patzner
    -----------------------------------------

TITLE: President
       --------------------------------------

COMPANY
6834 Hollywood Boulevard LLC,
BY: CMFG Life Insurance Company, its sole member

/s/ Faye A. Patzner
---------------------------------------------
BY: Faye A. Patzner
    -----------------------------------------

TITLE: EVP, Chief Administrative Officer
       --------------------------------------

COMPANY
CUNA Mutual Holding Company

/s/ Faye A. Patzner
---------------------------------------------
BY: Faye A. Patzner
    -----------------------------------------

TITLE: EVP, Chief Administrative Officer
       --------------------------------------

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

                                   Schedule A

           AFFILIATES AND SUBSIDIARIES OF CMFG LIFE INSURANCE COMPANY

                          6834 Hollywood Boulevard, LLC
                             CMFG Life Vermont, Inc.
                        CMG Student Lending Services, LLC
                      CPI Qualified Plan Consultants, Inc.
                          CUMIS Insurance Society, Inc.
                       CUMIS Mortgage Reinsurance Company
                     CUMIS Specialty Insurance Company, Inc.
                               CUMIS Vermont, Inc.
                          CUNA Brokerage Services, Inc.
                        CUNA Mutual Financial Group, Inc.
                        CUNA Mutual Global Holdings, Inc.
                       CUNA Mutual Group Foundation, Inc.
                           CUNA Mutual Holding Company
             CUNA Mutual Holding Company Political Action Committee
                       CUNA Mutual Insurance Agency, Inc.
                     CUNA Mutual International Finance, Ltd.
                    CUNA Mutual International Holdings, Ltd.
                       CUNA Mutual Investment Corporation
                      CUNA Mutual Management Services, LLC
                           International Commons, Inc.
                         MEMBERS Capital Advisors, Inc.
                         MEMBERS Life Insurance Company
                         TruStage Insurance Agency, LLC

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Collection Services Agreement 022514.doc

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